SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


--------------------------------------------------------------------------------


                           FORM 8-K

                        CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 1999



                 GLENBOROUGH REALTY TRUST INCORPORATED
        (Exact name of registrant as specified in its charter)



   Maryland              33-83506                     94-3211970
(State or other         (Commission                  (IRS Employer
Jurisdiction of         File Number                  I.D. Number)
Incorporation)


    400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                                N/A
--------------------------------------------------------------------------------
     (Former name, or former address, if changes since last report)


               This form 8-K contains a total of 28 pages

                          No Exhibits Required

       GLENBOROUGH REALTY TRUST INCORPORATED
              SUPPLEMENTAL INFORMATION
                   December 31, 1999





Item 5.  Other Events

On January 27, 2000, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of December 31, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

          Financial Statements:

                  None

          Exhibits:

                                                                Page Number in
Exhibit No.  Description                                          This Filing

      99     Supplemental Information as of December 31, 1999          4

         GLENBOROUGH REALTY TRUST INCORPORATED
               SUPPLEMENTAL INFORMATION
                   December 31, 1999



                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    GLENBOROUGH REALTY TRUST INCORPORATED


Date:  January 27, 2000          By:      /s/ Stephen R. Saul
                                          Stephen R. Saul
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

               GLENBOROUGH REALTY TRUST INCORPORATED
                      SUPPLEMENTAL INFORMATION
                         December 31, 1999




                          Table of Contents



                                                                          PAGE

Real Estate Portfolio..................................................     5

Additions and Deletions to Portfolios During Period....................     9

Geographic and Property Type Contribution to Net Operating Income .....    10

Debt Summary...........................................................    11

Corporate Operating Summary............................................    12

Office Portfolio.......................................................    14

Office/Flex Portfolio..................................................    16

Industrial Portfolio...................................................    18

Retail Portfolio.......................................................    20

Multifamily Portfolio..................................................    22

Reconciliation of Property Income......................................    23

Lease Expiration Schedule..............................................    24

Glossary of Terms......................................................    26




                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
Tradewinds                                        Mesa                     AZ              17,768                  75%
Vintage Pointe                                    Phoenix                  AZ              56,091                  56%
Warner Village Medical Center                     Fountain Valley          CA              32,272                  88%
Centerstone                                       Irvine                   CA             157,579                  96%
University Tech Center                            Pomona                   CA             100,455                  85%
Gateway Professional                              Sacramento               CA              50,558                  89%
Park Plaza                                        Sacramento               CA              72,436                  94%
400 South El Camino Real                          San Mateo                CA             145,192                  86%
One Gateway Center                                Aurora                   CO              80,049                  85%
Park Place                                        Clearwater               FL             164,820                  95%
Buschwood III                                     Tampa                    FL              77,044                  93%
Temple Terrace Business Center                    Temple Terrace           FL              79,393                 100%
Ashford Perimeter                                 Atlanta                  GA             289,277                  94%
Powers Ferry Landing                              Atlanta                  GA             393,672                  89%
Capitol Center                                    Des Moines               IA             161,468                 100%
Oak Brook International Center                    Oak Brook                IL              98,443                  96%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace        IL             254,085                 100%
Columbia Center II                                Rosemont                 IL             150,133                  92%
Embassy Plaza                                     Schaumburg               IL             140,744                  37%
Meridian Park                                     Carmel                   IN              86,443                  70%
Crosspoint Four                                   Indianapolis             IN              41,121                 100%
Osram Building                                    Westfield                IN              45,265                 100%
Leawood Office Building                           Leawood                  KS              93,667                 100%
Blue Ridge Office Building                        Braintree                MA              74,795                  92%
Hartwood Building                                 Lexington                MA              52,721                  86%
Bronx Park I                                      Marlborough              MA              75,277                 100%
Marlborough Corp Place                            Marlborough              MA             570,421                  95%
Westford Corporate Center                         Westford                 MA             163,264                 100%
Montgomery Executive Center                       Gaithersburg             MD             116,565                  87%
Montrose Office Park                              Rockville                MD             186,680                 100%
Riverview Office Tower                            Bloomington              MN             227,129                  95%
University Club Tower                             St. Louis                MO             272,443                  92%
Woodlands Plaza                                   St. Louis                MO              72,276                  99%
Edinburgh Center                                  Cary                     NC             115,314                  91%
One Pacific Place                                 Omaha                    NE             128,683                  99%
Morristown Medical Offices                        Bedminster               NJ              14,255                 100%
Bridgewater Executive Quarters I and II           Bridgewater              NJ             149,262                 100%
Frontier Executive Quarters I and II              Bridgewater              NJ             264,879                  95%
Vreeland Business Center                          Florham Park             NJ             133,090                 100%
Executive Place                                   Franklin Township        NJ              85,765                 100%
Gatehall I                                        Parsipanny               NJ             113,604                  88%
25 Independence                                   Warren                   NJ             106,879                  87%
Citibank                                          Las Vegas                NV             147,765                  85%
Poplar Towers                                     Memphis                  TN             100,901                  81%
Thousand Oaks                                     Memphis                  TN             418,458                  75%
700 South Washington                              Alexandria               VA              56,348                  94%
Cameron Run                                       Alexandria               VA             143,707                 100%
2000 Corporate Ridge                              McLean                   VA             255,980                  97%
Globe Office Building                             Mercer Island            WA              25,555                  95%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                              6,859,991                  91%
                                                                                =======================================
     Number of properties:  51




                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
Hoover Industrial Center                          Mesa                     AZ              57,441                  94%
Magnolia Industrial                               Phoenix                  AZ              35,385                 100%
Baseline Business Park                            Tempe                    AZ             100,204                  81%
Scripps Terrace                                   San Diego                CA              56,796                 100%
Tierrasanta Research Park                         San Diego                CA             104,234                 100%
Gateway Eight                                     Aurora                   CO              79,112                 100%
Gateway Four                                      Aurora                   CO             100,000                 100%
Gateway One                                       Aurora                   CO              72,000                 100%
Gateway Six                                       Aurora                   CO             107,200                 100%
Northglenn Business Center                        Northglenn               CO              65,000                 100%
Grand Regency Business Center                     Brandon                  FL              48,551                 100%
Lake Point Business Park                          Orlando                  FL             134,389                  92%
Fingerhut Business Center                         Tampa                    FL              48,840                 100%
PrimeCo Business Center                           Tampa                    FL              48,090                 100%
Business Park                                     Norcross                 GA             157,153                  94%
Oakbrook Corners                                  Norcross                 GA             124,776                  59%
Covance Business Center                           Indianapolis             IN             263,610                 100%
Park 100 - Building 42                            Indianapolis             IN              37,200                  79%
Canton Business Center                            Canton                   MA              79,565                 100%
Fisher-Pierce Industrial                          Weymouth                 MA              79,825                 100%
Columbia Warehouse                                Columbia                 MD              38,840                  81%
Germantown                                        Germantown               MD              60,000                 100%
Winnetka Industrial Center                        Crystal                  MN             188,260                  41%
Bryant Lake                                       Eden Prairie             MN             171,789                 100%
Woodlands Tech                                    St Louis                 MO              98,037                 100%
Fox Hollow Business Quarters I                    Branchburg               NJ              42,173                 100%
Fairfield Business Quarters                       Fairfield                NJ              42,792                 100%
Palms Business Center III and IV                  Las Vegas                NV             173,574                  77%
Palms Business Center North and South             Las Vegas                NV             224,474                  68%
Post Palms Business Center                        Las Vegas                NV             139,906                  65%
Lehigh Valley                                     Allentown                PA             161,421                  85%
Clark Avenue                                      King of Prussia          PA              40,000                 100%
Valley Forge Corp Ctr                             Norristown               PA             278,580                  90%
Kent Business Park                                Kent                     WA             138,157                 100%
Totem Valley Business Center                      Kirkland                 WA             121,645                  92%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                              3,719,019                  88%
                                                                                =======================================
     Number of properties:  37

INDUSTRIAL
Fifth Street Industrial                           Phoenix                  AZ             109,699                  88%
Fairmont Commerce Center                          Tempe                    AZ              83,200                 100%
Coronado Industrial                               Anaheim                  CA              95,732                 100%
East Anaheim                                      Anaheim                  CA             106,232                 100%
Bellanca Airport Park                             Los Angeles              CA              84,201                 100%
Springdale Commerce Center                        Santa Fe Springs         CA             144,000                  90%
Gateway Nine                                      Aurora                   CO             147,723                 100%
Gateway Seven                                     Aurora                   CO             156,720                 100%
Gateway Ten                                       Aurora                   CO             129,000                 100%
Gateway Three                                     Aurora                   CO             121,189                 100%
Gateway Two                                       Aurora                   CO             135,792                 100%
Atlantic Industrial                               Norcross                 GA             102,295                 100%
Navistar - Chicago                                Chicago                  IL             474,426                 100%
Park 100 - Building 46                            Indianapolis             IN             102,400                 100%
J.I. Case - Kansas City                           Kansas City              KS             199,750                 100%
Forest Street Business Center                     Marlborough              MA              32,500                 100%
Southworth-Milton                                 Milford                  MA             146,125                 100%
Flanders Industrial Park                          Westborough              MA             105,500                 100%


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (cont.)
Navistar - Baltimore                              Baltimore                MD             274,000                 100%
Eatontown Industrial                              Eatontown                NJ              36,800                 100%
Cottontail Distribution Center                    Franklin Township        NJ             229,352                 100%
One Taft Industrial                               Totowa                   NJ             120,943                 100%
J.I. Case - Memphis                               Memphis                  TN             205,594                 100%
Sea Tac II                                        Seattle                  WA              41,657                 100%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                              3,384,830                  99%
                                                                                =======================================
     Number of properties:  24

RETAIL
Sonora Center West                                Sonora                   CA             162,126                  82%
Piedmont Plaza                                    Apopka                   FL             151,000                  99%
River Run Shopping Center                         Miramar                  FL              92,787                  97%
Westwood Plaza                                    Tampa                    FL              99,304                  95%
Westbrook Commons                                 Westchester              IL             132,190                  95%
Broad Ripple Retail Centre                        Indianapolis             IN              37,540                  82%
Cross Creek Retail Centre                         Indianapolis             IN              76,908                  96%
Geist Retail Centre                               Indianapolis             IN              72,348                  69%
Woodfield Centre                                  Indianapolis             IN              58,171                  82%
Goshen Plaza                                      Gaithersburg             MD              45,623                  85%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                                927,997                  90%
                                                                                =======================================
     Number of properties:  10

                                                                                ---------------------------------------
                                                                                       # OF UNITS                % OCC
                                                                                ---------------------------------------
MULTIFAMILY PORTFOLIO
Overlook                                          Scottsdale               AZ                 224                  95%
Stone Ridge At Vinings                            Atlanta                  GA                 440                  93%
Woodmere Trace                                    Duluth                   GA                 220                  96%
Crosscreek                                        Indianapolis             IN                 208                  89%
Harcourt Club                                     Indianapolis             IN                 148                  95%
Island Club                                       Indianapolis             IN                 314                  87%
Arrowood Crossing                                 Charlotte                NC                 200                  91%
Chase On Commonwealth                             Charlotte                NC                 132                  92%
Courtyard                                         Charlotte                NC                  55                  91%
Landing On Farmhurst                              Charlotte                NC                 125                 100%
Sharonridge                                       Charlotte                NC                  75                  99%
Wendover Glen                                     Charlotte                NC                  96                  94%
Chase Monroe I & II                               Monroe                   NC                 216                  87%
Willow Glen                                       Monroe                   NC                 120                  98%
Sabal Point                                       Pineville                NC                 374                  89%
Oaks                                              Raleigh                  NC                  88                  92%
Sahara Gardens                                    Las Vegas                NV                 312                  95%
Villas De Mission                                 Las Vegas                NV                 226                  96%
Players Club Of Brentwood                         Nashville                TN                 258                  95%
Hunters Chase                                     Austin                   TX                 424                  98%
Hunterwood                                        Austin                   TX                 160                  94%
Longspur                                          Austin                   TX                 252                  99%
Silvervale Crossing                               Austin                   TX                 336                  98%
Walnut Creek Crossing                             Austin                   TX                 280                  97%
Wind River Crossing                               Austin                   TX                 352                  99%
Springs of Indian Creek I                         Carrollton               TX                 285                  74%
Bear Creek Crossing                               Houston                  TX                 200                  95%
Cypress Creek                                     Houston                  TX                 256                  95%
North Park Crossing                               Houston                  TX                 336                  92%
Willow Brook Crossing                             Houston                  TX                 208                  98%
Park At Woodlake                                  Houston                  TX                 564                  91%



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST          # OF UNITS                % OCC
-----------------------------------------------------------------------------------------------------------------------

MULTIFAMILY PORTFOLIO (cont.)
Jefferson Creek                                   Irving                   TX                 300                  94%
Jefferson Place                                   Irving                   TX                 424                  95%
La Costa                                          Plano                    TX                 462                  92%
Bandera Crossing                                  San Antonio              TX                 204                  90%
Hollows                                           San Antonio              TX                 432                  89%
Vista Crossing                                    San Antonio              TX                 232                  95%
                                                                                =======================================
   Total Units/Average % Occupied                                                           9,538                  93%
                                                                                =======================================
     Number of properties:  38


-----------------------------------------------------------------------------------------------------------------------
                                                                              PROPERTY TYPE
PROPERTY                                          CITY               ST                           SQ. FEET       % OCC
-----------------------------------------------------------------------------------------------------------------------

JOINT VENTURES
Rincon Center                                     San Francisco      CA         Mixed use          686,061        100%
Rockwall I and II                                 Rockville          MD          Office            343,443         89%

                                                                                            ===========================
   Total Square Footage/Average % Occupied                                                       1,029,504         96%
                                                                                            ===========================
     Number of properties:  2



                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                    December 31, 1999

--------------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                 ST           SQ. FEET/UNITS                  DATE
--------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

OFFICE PORTFOLIO
Bridgewater Executive Quarters II                  Bridgewater         NJ                    84,262              11/15/99
     Total Number of Properties:  1

MULTIFAMILY PORTFOLIO
Chase Monroe II                                    Monroe              NC                        96              10/14/99
     Total Number of Properties:  1

Total Number of properties:  2



DELETIONS:

OFFICE PORTFOLIO
Post Oak Place                                     Houston             TX                    57,411              11/12/99
     Total Number of Properties:  1

OFFICE/FLEX PORTFOLIO
Rancho Bernardo R&D Center                         Rancho Bernardo     CA                    52,865               12/8/99
Riverview Industrial Park                          St. Paul            MN                   113,700              12/10/99
                                                                                --------------------
   TOTALS                                                                                   166,565
     Total Number of Properties:  2

INDUSTRIAL PORTFOLIO
Mercantile Industrial I                            Dallas              TX                   236,092               10/8/99
Quaker Industrial                                  Dallas              TX                    42,083               10/8/99
Bonnie Lane Business Center                        Elk Grove           IL                   119,590              12/30/99
Glenn Avenue Business Center                       Wheeling            IL                    82,000              12/16/99
Wood Dale Business Center                          Wood Dale           IL                    89,718              12/16/99
                                                                                --------------------
   TOTALS                                                                                   569,483
     Total Number of Properties:  5

Total Number of properties:  8

                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                GEOGRAPHIC AND PROPERTY TYPE CONTRIBUTION TO NET OPERATING INCOME
                                                        December 31, 1999


                                                                 ----------------------------------------------------------------
                                                                                 NOI as a % of the Total Portfolio

City/Market                          State       % of Total NOI     % Office     % Flex     % Industrial   % Retail   % Multifam.

New Jersey                               NJ                 9.4%          7.0%        0.6%           1.8%           -            -
Atlanta                                  GA                 8.6%          5.6%        0.8%           0.2%           -         2.0%
Suburban Washington, DC                MD/VA                7.4%          6.7%        0.6%              -        0.1%            -
Boston                                   MA                 7.1%          5.1%        0.8%           1.2%           -            -
Chicago                                  IL                 6.0%          4.3%           -           0.7%        1.0%            -
Indianapolis                             IN                 5.5%          0.9%        1.0%          0.20%        1.4%         2.0%
Las Vegas                                NV                 4.7%          1.2%        2.1%              -           -         1.4%
Dallas                                   TX                 4.2%             -           -              -           -         4.2%
Charlotte                                NC                 4.1%             -           -              -           -         4.1%
Los Angeles/Orange County                CA                 4.1%          2.7%           -           1.4%           -            -
Austin                                   TX                 3.6%             -           -              -           -         3.6%
Tampa                                    FL                 3.5%          2.0%        1.0%              -        0.5%            -
Denver                                   CO                 3.4%          0.6%        1.3%           1.5%           -            -
Philadelphia                             PA                 2.9%             -        2.9%              -           -            -
St. Louis                                MO                 2.7%          2.2%        0.5%              -           -            -
Houston                                  TX                 2.6%             -           -              -           -         2.6%
Minneapolis                              MN                 2.6%          1.7%        0.9%              -           -            -
Memphis                                  TN                 2.4%          2.2%           -           0.2%           -            -
Phoenix                                  AZ                 2.1%          0.4%        0.6%           0.4%           -         0.7%
San Antonio                              TX                 1.6%             -           -              -           -         1.6%
Sacramento                               CA                 1.4%          0.8%           -              -        0.6%            -
Omaha                                    NE                 1.3%          1.3%           -              -           -            -
Seattle                                  WA                 1.2%          0.2%        0.8%           0.2%           -            -
Orlando                                  FL                 1.1%             -        0.6%              -        0.5%            -
Raleigh - Durham                         NC                 1.1%          0.9%           -              -           -         0.2%
Des Moines                               IA                 1.0%          1.0%           -              -           -            -
Kansas City                              KS                 1.0%          0.7%           -           0.3%           -            -
San Diego                                CA                 0.9%             -        0.9%              -           -            -
Fort Lauderdale                          FL                 0.7%             -           -              -        0.7%            -
Nashville                                TN                 0.7%             -           -              -           -         0.7%
San Francisco                            CA                 0.7%          0.7%           -              -           -            -
Baltimore                                MD                 0.4%             -        0.1%           0.3%           -            -

                                                -----------------  ---------------------------------------------------------------
TOTAL                                                     100.0%         48.2%       15.5%           8.4%        4.8%        23.1%
                                                                   ---------------------------------------------------------------
Number of Markets                       32


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                          DEBT SUMMARY
                                                        December 31, 1999
                                                         (in thousands)

                                                                                                                        Maturity
                                                                                                                          From
                                                                 Debt      Interest       Interest          Maturity    12/31/99
Loan Type                                                     Balance          Rate         Type                Date    (Years)
----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
  Line of Credit                                     $         70,628         7.753%    LIBOR +1.625%        12/22/00        0.98
 Term Loan                                                     33,865         8.250%    LIBOR +1.750%         6/10/02        2.44
  Senior Unsecured Notes                                       91,150         7.625%        Fixed             3/15/05        5.21
                                                       ---------------  -------------                                  -----------
Total Unsecured Debt                                          195,643         7.779%                                         3.20

SECURED DEBT
Cross Collateralized Loans
  Secured by Fourteen Properties                               97,600         6.533%      Variable            8/31/04        4.67
  Secured by Three Properties                                  52,602         6.750%        Fixed              9/1/00        0.67
  Secured by Four Properties                                   14,077         7.570%        Fixed             5/10/07        7.36
  Secured by Three Properties                                  15,361         6.950%        Fixed              7/1/08        8.50
  Secured by Eight Properties                                  60,056         6.125%        Fixed            11/10/08        8.86
  Secured by Seven Properties                                  46,652         6.125%        Fixed            11/10/08        8.86
  Secured by Nine Properties                                   53,979         6.125%        Fixed            11/10/08        8.86
  Secured by Eleven Properties                                 72,048         6.125%        Fixed            11/10/08        8.86
  Secured by Ten Properties                                    58,059         7.500%        Fixed             10/1/22       22.75
                                                       ---------------  -------------                                  -----------
Total Secured Cross Collateralized                            470,434         6.519%                                         8.73

Individually Secured Mortgages
Total Office                                                  130,395         7.786%                      6/30/00-12/1/05    3.72

Total Office/Flex                                               8,342         8.462%                      7/1/01-6/1/07      4.85

Total Industrial                                               16,932         7.790%                      4/10/04-7/1/08     6.03

Total Retail                                                   14,100         8.581%                      11/30/05-2/1/07    6.66

Total Multifamily                                              57,477         8.036%                      2/4/00-12/1/30    10.07

Total Other                                                     4,035         8.000%                           1/1/06        6.00

                                                       ===============  =============                                  ===========
Total Debt/Weighted Interest Rate & Maturity         $        897,358         7.156%
                                                                                                                             6.75
                                                       ===============  =============                                  ===========

----------------------------------------------------------------------------------------------------------------------------------

                                                                            Relative           Weighted
                                                                Total     Percentage            Average
Debt Type                                                      Amount    Of All Debt               Rate
                                                       ---------------  ------------- ------------------

All Debt                                             $        897,358        100.00%             7.156%

Debt Summarized by Rate:
All Floating Rate Debt                                        250,595         27.93%             7.474%
  Floating Rate Debt Capped                                    97,600         10.88%             6.533%
  Floating Rate Debt Not Capped                               152,995         17.05%             8.075%

All Fixed Rate Debt                                           646,763         72.07%             7.594%

Debt Summarized by Loan Type:
Total Unsecured Debt                                          195,643         21.80%             7.779%

Total Secured Debt                                            701,715         78.20%             6.983%



                  GLENBOROUGH REALTY TRUST INCORPORATED
                            CORPORATE SUMMARY
                            December 31, 1999

                                        ------------------------------------------------------------------------
            For the Period:                                              1998
                                                                                                    Year
                                            1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $     12,891  $    14,517  $     11,145  $      9,999 $     48,552
  and extraordinary item
Plus:
  Depreciation and amortization                10,009       10,934        14,309        14,782       50,034
  Adjustment to reflect FFO of                    210          174         1,163           633        2,180
    Associated Companies
  Adjustment to reflect FFO of                      -            -             -             -            -
    Unconsolidated Joint Ventures
  Non-recurring (gains) or losses                   -            -             -         4,570        4,570
Less:
  (Net gain) or loss on sales of real         (1,446)        (693)           250       (2,907)      (4,796)
    estate assets
  Preferred stock dividend                    (3,910)      (5,570)       (5,570)       (5,570)     (20,620)
  Funds from operations (FFO) (1)              17,754       19,362        21,297        21,507       79,920
Plus:
  Amortization of deferred financing fees         418          174           406           565        1,563
Less:
  Capital reserve surplus/(deficit)             1,088          330            69       (2,440)        (953)
  Capital expenditures (incl. T.I.'s &          1,122        2,870         3,789         6,298       14,079
    commissions)
Cash available for distribution (CAD)(1)       15,962  $    16,336  $     17,845  $     18,214 $     68,357
Cash flows from
  Operating Activities                         15,327       17,327        34,023         9,744       76,421
  Investing Activities (2)                  (383,526)    (185,908)      (64,432)        20,026    (613,840)
  Financing Activities (3)                    369,795      195,000         4,705      (32,794)      536,706
Ratio of earnings to fixed charges               2.41         2.46          1.60          1.54         1.87
  (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.69         1.57          1.21          1.17         1.36
  preferred dividends (4)
  (includes depreciation)
Debt coverage ratio                              3.24         3.26          2.28          2.25         2.60
Interest coverage ratio                          3.51         3.62          2.56          2.55         2.91
Cumulative capital reserves in excess           2,316        2,646         2,715           275          275
  of expenditures
----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     30,599  $    34,465  $     42,617  $     42,880 $    150,561
  Compounded growth from same period           451.3%       315.0%        243.3%        136.7%       239.2%
    prior year
Net Operating Income (NOI)-Property Level (5)
  Same property                          $     18,198  $    28,337  $     28,659  $     35,644 $    110,838
  Growth from same period prior year             4.6%         7.7%          5.3%          6.3%         6.0%
Tenant retention % (commercial                    64%          64%           46%           59%          59%
  portfolio)
Increase in effective rents from                22.4%        21.7%         27.7%         21.9%        23.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,213  $    13,921  $     10,510  $      9,358 $     46,002
  items
Net Income including extraordinary       $     12,213  $    13,921  $     10,510  $      7,958 $     44,602
  items
----------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 149 of the 160 properties in the current portfolio.



                  GLENBOROUGH REALTY TRUST INCORPORATED
                          CORPORATE SUMMARY
                          December 31, 1999

                                        ---------------------------------------------------------------------
            For the Period:                                                  1999
                                                                                                     Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
-------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $     13,236  $    16,892  $     12,325  $     10,496  $    52,949
  and extraordinary item
Plus:
  Depreciation and amortization                14,947       14,075        14,096        14,535       57,653
  Adjustment to reflect FFO of                    253        2,170           135           163        2,721
    Associated Companies
  Adjustment to reflect FFO of                      -            -             -           788          788
    Unconsolidated Joint Ventures
  Non-recurring (gains) or losses                   -            -             -         1,229        1,229
Less:
  (Net gain) or loss on sales of real         (1,351)      (5,742)           371       (2,291)      (9,013)
    estate assets
  Preferred stock dividend                    (5,570)      (5,570)       (5,570)       (5,570)     (22,280)
  Funds from operations (FFO) (1)              21,515       21,825        21,357        19,350       84,047
Plus:
  Amortization of deferred financing fees         485          508           477           564        2,034
Less:
  Capital reserve surplus/(deficit)             1,269        (994)         (550)             -        (275)
  Capital expenditures (incl. T.I.'s &          2,769        5,392         5,592         6,027       19,780
    commissions)
Cash available for distribution (CAD)(1) $     17,962  $    17,935  $     16,792  $     13,887  $    66,576
Cash flows from
  Operating Activities                         21,987       29,437        19,405        21,319       92,148
  Investing Activities (2)                    (1,211)       81,187      (18,526)        22,650       84,100
  Financing Activities (3)                   (21,325)    (112,431)           435      (40,802)    (174,123)
Ratio of earnings to fixed charges               1.73         1.95          1.70          1.59         1.75
  (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.31         1.47          1.27          1.19         1.31
  preferred dividends (4)
  (includes depreciation)
Debt coverage ratio                              2.38         2.27          2.44          2.22         2.33
Interest coverage ratio                          2.71         2.63          2.80          2.59         2.68
Cumulative capital reserves in excess           1,544          550             -             -            -
  of expenditures
------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     43,517  $    41,788  $     42,682  $     40,255  $   168,242
  Compounded growth from same period            42.2%        21.2%          0.2%         -6.1%        11.7%
    prior year
Net Operating Income (NOI)-Property Level
  Same property                          $     18,495  $    28,041  $     29,421  $     36,388  $   112,346
  Growth from same period prior year             1.6%        -1.0%          2.7%          2.1%         1.3%
Tenant retention % (commercial                    61%          77%           70%           59%          68%
  portfolio)
Increase in effective rents from                29.1%        21.6%         19.7%         23.0%        23.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,569  $    15,363  $     11,437  $      9,933  $    49,302
  items
Net Income including extraordinary       $     10,578  $    17,051  $     12,177  $     10,480  $    50,286
  items
------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 149 of the 160 properties in the current portfolio.




                           GLENBOROUGH REALTY TRUST INCORPORATED
                                     CORPORATE SUMMARY
                                     December 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  31,549       31,648        31,704        31,744       31,662
  outstanding for EPS
Diluted wtd avg shares outstanding for         34,372       34,869        36,261        36,191       35,576
  EPS
Diluted wtd avg shares for calculation         34,372       34,869        36,261        36,191       35,576
  of FFO and CAD
Diluted CAD per share                    $       0.46  $      0.47  $       0.49  $       0.50  $      1.92
Basic net income per share before        $       0.26  $      0.26  $       0.16  $       0.12  $      0.80
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before      $       0.26  $      0.26  $       0.15  $       0.12  $      0.79
  extraordinary items available to
  common shareholders (1)

Total dividends (common shares and OP    $     14,246  $    14,587  $     15,108  $     15,110  $    59,051
  units)
Dividend per share                       $       0.42  $      0.42  $       0.42  $       0.42  $      1.68
Dividend payout ratio (CAD)                     91.3%        89.4%         85.7%         84.0%        87.5%

Total Preferred Dividends                       3,910        5,570         5,570         5,570       20,620
Preferred Dividends per share                    0.34 (4)     0.48          0.48          0.48         1.78

Total notes and mortgages payable             442,415      868,406       935,244       922,097      922,097

Preferred Stock at Par Value                  287,500      287,500       287,500       287,500      287,500

Total market capitalization  (2)            1,717,807    2,092,991     1,987,128     1,942,624    1,942,624

Debt/Total market capitalization                25.8%        41.5%         47.1%         47.5%        47.5%

Preferred shares outstanding (at end           11,500       11,500        11,500        11,500       11,500
  of period)
Price per share on last trading day      $      26.13  $     24.38  $      20.38  $      18.25  $     18.25

Common shares outstanding (at end of           31,550       31,685        31,737        31,759       31,759
  period)
Common shares and OP Units outstanding         33,919       35,529        35,971        35,977       35,977
  (at end of period)
Fully converted common shares and OP           42,676       44,286        44,728        44,734       44,734
  units (at end of period) (3)
Price per share on last trading day      $      29.13  $     26.38  $      21.25  $      20.38  $     20.38

---------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,627,779 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.





                          GLENBOROUGH REALTY TRUST INCORPORATED
                                    CORPORATE SUMMARY
                                    December 31, 1999

            For the Period:                                             1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------------------------------------

Basic weighted average shares                 31,765       31,664        31,021        30,949       31,347
  outstanding for EPS
Diluted wtd avg shares outstanding for        36,098       35,984        35,275        34,727       35,523
  EPS
Diluted wtd avg shares for calculation        36,098       35,984        35,275        34,727       35,523
  of FFO and CAD
Diluted CAD per share                   $       0.50  $      0.50  $       0.48  $       0.40  $      1.87
Basic net income per share before       $       0.22  $      0.31  $       0.19  $       0.14  $      0.86
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before     $       0.21  $      0.31  $       0.19  $       0.14  $      0.86
  extraordinary items available to
  common shareholders (1)

Total dividends (common shares and OP   $     15,081  $    15,027  $     14,612  $     14,612  $    59,331
  units)
Dividend per share                      $       0.42  $      0.42  $       0.42  $       0.42  $      1.68
Dividend payout ratio (CAD)                    84.0%        84.0%         87.5%        105.0%        89.8%

Total Preferred Dividends                      5,570        5,570         5,570         5,570       22,280
Preferred Dividends per share                   0.48         0.48          0.48          0.48         1.94

Total notes and mortgages payable            934,683      846,521       901,635       897,358      897,358

Preferred Stock at Par Value                 287,500      287,500       287,500       283,250      283,250

Total market capitalization  (2)           1,832,614    1,760,127     1,763,159     1,641,186    1,641,186

Debt/Total market capitalization               51.0%        48.1%         51.1%         54.7%        54.7%

Preferred shares outstanding (at end          11,500       11,500        11,500        11,330       11,330
of
  period)
Price per share on last trading day     $      16.75  $     19.00  $      16.44  $      14.00  $     14.00

Common shares outstanding (at end of          31,690       31,593        30,630        30,821       30,821
  period)
Common shares and OP Units outstanding        35,908       35,778        34,789        34,436       34,436
  (at end of period)
Fully converted common shares and OP          44,665       44,535        43,547        43,064       43,064
  units (at end of period) (3)
Price per share on last trading day     $      17.00  $     17.50  $      16.50  $      13.38  $     13.38

-----------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,627,779 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                     GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
  Revenue                                $     12,718  $    26,057  $     26,790  $     26,813  $    92,377
  Operating expenses                            4,830       10,001        11,003        10,233       36,067
  NOI                                           7,888       16,056        15,787        16,580       56,311
  Growth from same period prior year            15.4%        10.1%          7.0%          8.8%        10.3%

  Combined Total
    Revenue                              $     25,819  $    29,636  $     30,713  $     29,530  $   115,698
    Operating expenses                          9,483       10,890        12,122        10,928       43,423
    NOI                                        16,336       18,746        18,591        18,602       72,275

Capital expenditures (excludes TI &      $        199  $       259  $        584  $        646  $     1,687
  CLC)
Weighted average leaseable sq ft                5,687        6,483         6,881         6,855        6,476
Capital expenditures per leaseable               0.03         0.04          0.08          0.09         0.26
  sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
  Occupancy                                      94.6%        95.4%         94.3%         92.3%        92.3%

  Average effective rent per occupied           15.87        15.60         15.72         15.90        15.90
    sq ft
  Increase from same period prior year           6.8%         2.0%          0.1%          2.7%         2.7%

  Revenue per occupied sq ft                    18.69        18.45         18.64         18.67        18.67
  Increase from same period prior year          10.7%         5.5%          8.9%          5.0%         5.0%

Combined Total
  Occupancy                                     95.7%        94.9%         93.8%         92.1%        92.1%

  Average effective rent per occupied           14.77        15.68         15.68         16.04        16.04
    sq ft
  Increase from same period prior year           8.0%        14.0%         -1.2%          1.4%         1.4%

  Revenue per occupied sq ft                    18.69        19.27         19.03         18.71        18.71
  Increase from same period prior year          19.7%        15.6%          3.0%          3.1%         3.1%

------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 45 of the 51 properties in the current portfolio.



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                         OFFICE PORTFOLIO
                                         December 31, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------

Same-Property (2)
  Revenue                              $     12,994  $    25,765  $     27,020  $     27,504  $    93,283
  Operating expenses                          5,012       10,257        10,713        10,255       36,236
  NOI                                         7,982       15,508        16,307        17,249       57,046
  Growth from same period prior year           1.2%        -3.4%          3.3%          4.0%         1.3%

  Combined Total
    Revenue                            $     29,235  $    29,498  $     29,087  $     29,215  $   117,035
    Operating expenses                       11,171       11,383        11,471        10,947       44,972
    NOI                                      18,064       18,115        17,616        18,268       72,063

Capital expenditures (excludes TI &    $        362  $       524  $         93  $        176  $     1,155
  CLC)
Weighted average leaseable sq ft              6,856        6,369         6,641         6,673        6,635
Capital expenditures per leaseable             0.05         0.08          0.01          0.03         0.17
  sq ft

----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
----------------------------------------------------------------------------------------------------------

Same-Property (2)
  Occupancy                                   92.1%        92.1%         92.0%         91.1%        91.1%

  Average effective rent per occupied         16.28        16.38         16.40         16.79        16.79
    sq ft
  Increase from same period prior year         2.6%         5.0%          4.4%          5.6%         5.6%

  Revenue per occupied sq ft                  19.63        18.83         19.23         19.41        19.41
  Increase from same period prior year         5.0%         2.1%          3.2%          4.0%         4.0%

Combined Total
  Occupancy                                   92.1%        92.3%         92.0%         91.3%        91.3%

  Average effective rent per occupied         15.85        16.08         16.35         16.78        16.78
    sq ft
  Increase from same period prior year         7.3%         2.6%          4.3%          4.6%         4.6%

  Revenue per occupied sq ft                  18.52        18.76         19.04         19.34        19.34
  Increase from same period prior year        -0.9%        -2.7%          0.1%          3.3%         3.3%

----------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 45 of the 51 properties in the current portfolio.


                       GLENBOROUGH REALTY TRUST INCORPORATED
                                    OFFICE PORTFOLIO
                                   December 31, 1999

            For the Period:                                              1998
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-----------------------------------------------------------------------------------------------------------

Square footage leased                          31,839       34,380        58,242        72,716      197,177
Average rent per sq ft                          19.01        18.89         19.48         18.60        18.97

Concessions                                         -       17,195             -         5,727       22,922
Concessions per sq ft  leased                    0.00         0.50          0.00          0.08         0.12

Tenant improvements (TI) committed            283,512      219,172       467,621       787,288    1,757,593
TI committed per sq ft  leased                   8.90         6.37          8.03         10.83         8.91

Capitalized leasing commissions (CLC)         108,223       94,647       262,254       291,275      756,399
  committed
CLC committed per sq ft  leased                  3.40         2.75          4.50          4.01         3.84
CLC and TI committed per sq ft  leased          12.30         9.13         12.53         14.83        12.75

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                  67%          80%           57%           58%        66.0%
Square footage leased                          47,942      141,359        84,451       108,975      382,727
Average rent per sq ft                          17.28        17.39         18.84         21.30        18.81
Increase in effective rents from                 9.7%        24.3%         33.3%         18.5%        21.5%
  renewals

Concessions                                     4,686            -         5,394           558       10,638
Concessions per sq ft  leased                    0.10            -          0.06          0.01         0.03

Tenant improvements (TI) committed            123,290      617,865       302,318       454,606    1,498,079
TI committed per sq ft  leased                   2.57         4.37          3.58          4.17         3.91

Capitalized leasing commissions (CLC)          35,179      230,093        61,732        69,789      396,793
  committed
CLC committed per sq ft  leased                  0.73         1.63          0.73          0.64         1.04
CLC and TI committed per sq ft  leased           3.30         6.00          4.31          4.81         4.95

-----------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.



                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                                 OFFICE PORTFOLIO
                                                                                December 31, 1999

            For the Period:                                           1999
                                        ----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
--------------------------------------------------------------------------------------------------------

Square footage leased                      158,089       73,503       102,025       129,716      463,333
Average rent per sq ft                       17.29        22.04         22.59         19.03        19.69

Concessions                                 30,306       39,738        61,778        26,361      158,183
Concessions per sq ft  leased                 0.19         0.54          0.61          0.20         0.34

Tenant improvements (TI) committed         415,862      888,725       826,978     1,636,943    3,768,508
TI committed per sq ft  leased                2.63        12.09          8.11         12.62         8.13

Capitalized leasing commissions (CLC)      689,930      517,467       399,169     1,106,574    2,713,140
  committed
CLC committed per sq ft  leased               4.36         7.04          3.91          8.53         5.86
CLC and TI committed per sq ft  leased        6.99        19.13         12.02         21.15        13.99

--------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
--------------------------------------------------------------------------------------------------------

Tenant Retention                               65%          86%           80%           63%          76%
Square footage leased                      209,442      533,342       223,616       197,882    1,164,282
Average rent per sq ft                       18.04        18.67         20.94         20.23        19.26
Increase in effective rents from             36.7%        28.0%         24.1%         21.4%        27.6%
  renewals

Concessions                                 12,695       82,460        13,394        39,208      147,757
Concessions per sq ft  leased                 0.06         0.15          0.06          0.20         0.13

Tenant improvements (TI) committed         840,571    4,236,531     1,246,388     1,111,209    7,434,699
TI committed per sq ft  leased                4.01         7.94          5.57          5.62         6.39

Capitalized leasing commissions (CLC)      434,836    2,758,519       994,031       413,994    4,601,380
  committed
CLC committed per sq ft  leased               2.08         5.17          4.45          2.09         3.95
CLC and TI committed per sq ft  leased        6.09        13.11         10.02          7.71        10.34

--------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.


                         GLENBOROUGH REALTY TRUST INCORPORATED
                                  OFFICE/FLEX PORTFOLIO
                                    December 31, 1999

            For the Period:                                              1998
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Revenue                                $      6,695  $     7,664  $      7,780  $      7,067  $    29,205
  Operating expenses                            2,127        2,340         2,211         1,990        8,668
  NOI                                           4,568        5,324         5,568         5,077       20,537
  Growth from same period prior year            -4.2%        -3.5%         -4.7%          3.6%        -2.2%

Combined Total
  Revenue                                $      8,579  $     9,015  $      9,469  $      9,924  $    36,987
  Operating expenses                            2,569        2,681         2,915         2,733       10,898
  NOI                                           6,009        6,334         6,554         7,192       26,089

  Capital expenditure (excludes TI &     $         39  $       118  $        344  $        263  $       765
    CLC)
  Weighted average leaseable sq ft              3,962        3,979         4,537         4,561        4,260
  Capital expenditures per leaseable             0.01         0.03          0.08          0.06         0.18
    sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     92.9%        92.0%         92.7%         90.3%        90.3%

  Average effective rent per occupied            7.31         7.92          7.94          7.67         7.67
    sq ft
  Increase from same period prior year          11.0%         5.7%          1.5%          5.0%         5.0%

  Revenue per occupied sq ft                     9.37        10.16          9.86          9.39         9.39
  Increase from same period prior year           5.8%        14.5%          4.1%          9.9%         9.9%

Combined Total
  Occupancy                                     93.2%        91.9%         92.0%         90.2%        90.2%

  Average effective rent per occupied            7.43         7.48          7.40          7.61         7.61
    sq ft
  Increase from same period prior year          33.2%         9.7%         17.5%          6.2%         6.2%

  Revenue per occupied sq ft                     9.37         9.70          9.06          9.65         9.65
  Increase from same period prior year          43.9%        29.8%         22.0%         11.1%        11.1%

-----------------------------------------------------------------------------------------------------------
(1) Reflects performance of 35 of the 37 properties in the current portfolio.


                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                               OFFICE/FLEX PORTFOLIO
                                                 December 31, 1999

            For the Period:                                           1999
                                          -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Revenue                                $      6,796  $     7,653 $       7,714  $      7,076  $    29,240
  Operating expenses                            2,190        2,291         2,133         1,957        8,571
  NOI                                           4,606        5,362         5,581         5,119       20,668
  Growth from same period prior year             0.8%         0.7%          0.2%          0.8%         0.7%

Combined Total
  Revenue                                $      9,532  $     9,183  $      8,558  $      8,311  $    35,585
  Operating expenses                            2,849        2,630         2,352         2,222       10,054
  NOI                                           6,684        6,553         6,206                     25,531
                                                                                         6,089

  Capital expenditure (excludes TI &     $        142  $        98  $         56  $        107  $       402
    CLC)
  Weighted average leaseable sq ft              4,350        3,949         3,908         2,479        3,671
  Capital expenditures per leaseable             0.03         0.02          0.01          0.04         0.11
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     87.1%        88.1%         87.2%         87.8%        87.8%

  Average effective rent per occupied            7.80         8.19          8.35          7.98         7.98
    sq ft
  Increase from same period prior year           6.7%         3.3%          5.1%          4.1%         4.1%

  Revenue per occupied sq ft                     9.80        10.44         10.32          9.71         9.71
  Increase from same period prior year           4.6%         2.8%          4.6%          3.4%         3.4%

Combined Total
  Occupancy                                     89.1%        89.7%         88.5%         88.2%        88.2%

  Average effective rent per occupied            7.75         7.75          7.92          8.30         8.30
    sq ft
  Increase from same period prior year           4.3%         3.5%          6.9%          9.1%         9.1%

  Revenue per occupied sq ft                     9.71         9.81          9.90         10.14        10.14
  Increase from same period prior year           3.7%         1.2%          9.2%          5.0%         5.0%

------------------------------------------------------------------------------------------------------------
(1)      Reflects performance of 35 of the 37 properties in the current portfolio.


                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                  OFFICE/FLEX PORTFOLIO
                                                    December 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                          33,216      115,635        65,275        95,677      309,803
Average rent per sq ft                           9.66        10.17         12.89         10.20        10.70

Concessions                                    15,618        4,432        18,217         5,103       43,370
Concessions per sq ft leased                     0.47         0.04          0.28          0.05         0.14

Tenant improvements (TI) committed            140,072      869,942       250,319       697,389    1,957,722
TI committed per sq ft leased                    4.22         7.52          3.83          7.29         6.32

Capitalized leasing commissions (CLC)          70,168      292,089       125,560       242,586      730,403
  committed
CLC committed per sq ft leased                   2.11         2.53          1.92          2.54         2.36
CLC and TI committed per sq ft leased            6.33        10.05          5.75          9.83         8.68

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  58%          60%           38%           51%          53%
Square footage leased                         120,102      228,825        80,316       137,444      566,687
Average rent per sq ft                           6.44         7.32          9.13          9.06         7.81
 Increase in effective rents from               47.1%        21.1%         21.5%         27.5%        29.3%
 renewals

Concessions                                     1,047       23,784             -             -       24,831

Concessions per sq ft leased                     0.01         0.10             -             -         0.04

Tenant improvements (TI) committed             38,171      494,154        80,010        98,476      710,811
TI committed per sq ft leased                    0.32         2.16          1.00          0.72         1.25

Capitalized leasing commissions (CLC)          31,559      145,150        37,699        14,807      229,215
  committed
CLC committed per sq ft leased                   0.26         0.63          0.47          0.11         0.40
CLC and TI committed per sq ft leased            0.58         2.79          1.47          0.83         1.65



                                  GLENBOROUGH REALTY TRUST INCORPORATED
                                           OFFICE/FLEX PORTFOLIO
                                             December 31, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------

Square footage leased                       59,337      117,189        63,398        34,775      274,699
Average rent per sq ft                        9.86        10.39          9.17          9.86         9.92

Concessions                                 18,517       82,593        33,447        15,881      150,438
Concessions per sq ft leased                  0.31         0.70          0.53          0.46         0.55

Tenant improvements (TI) committed         188,564      867,332       319,381        87,887    1,463,164
TI committed per sq ft leased                 3.18         7.40          5.04          2.53         5.33

Capitalized leasing commissions (CLC)      165,251      352,309       214,649        59,595      791,804
  committed
CLC committed per sq ft leased                2.78         3.01          3.39          1.71         2.88
CLC and TI committed per sq ft leased         5.96        10.41          8.43          4.24         8.21

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               60%          64%           81%           47%          63%
Square footage leased                      155,054      195,496       167,566        79,251      597,367
Average rent per sq ft                        9.14         7.94          7.22          9.42         8.25
 Increase in effective rents from            25.4%        18.3%         20.6%         27.4%        22.9%
 renewals

Concessions                                 81,232          901        34,755                    116,888
                                                                                          -
Concessions per sq ft leased                  0.52            -          0.21                       0.20
                                                                                          -
Tenant improvements (TI) committed         118,972      310,521       122,412       105,413      657,318
TI committed per sq ft leased                 0.77         1.59          0.73          1.33         1.10

Capitalized leasing commissions (CLC)       20,766       55,254        66,458         9,400      151,878
  committed
CLC committed per sq ft leased                0.13         0.28          0.40          0.12         0.25
CLC and TI committed per sq ft leased         0.90         1.87          1.13          1.45         1.35



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                        INDUSTRIAL PORTFOLIO
                                         December 31, 1999

            For the Period:                                              1998
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Revenue                                $      2,828  $     2,842  $      3,389  $      3,690  $    12,749
  Operating expenses                              663          693           722           604        2,682
  NOI                                           2,166        2,149         2,667         3,086       10,067
  Growth from same period prior year             4.3%         2.1%          4.8%          3.5%         3.7%

Combined Total
  Revenue                                $      3,293  $     3,479  $      4,666  $      4,666  $    16,104
  Operating expenses                              800          851         1,119           839        3,608
  NOI                                           2,494        2,628         3,547         3,827       12,495

Capital expenditure (excludes TI & CLC)  $         10  $        34  $         60  $         40  $       144
Weighted average leaseable sq ft                3,316        3,431         4,265         4,098        3,777
Capital expenditures per leaseable               0.00         0.01          0.01          0.01         0.04
  sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     97.1%        98.1%         98.2%         98.7%        98.7%

  Average effective rent per occupied            3.36         3.44          3.90          3.99         3.99
    sq ft
  Increase from same period prior year           5.4%         4.0%          6.5%          4.4%         4.4%

  Revenue per occupied sq ft                     4.08         4.07          4.48          4.53         4.53
  Increase from same period prior year           6.5%         4.6%         10.2%          2.0%         2.0%

Combined Total
  Occupancy                                     96.1%        97.0%         96.0%         98.0%        98.0%

  Average effective rent per occupied            3.35         3.46          3.92          3.91         3.91
    sq ft
  Increase from same period prior year          44.7%        26.3%         19.0%         16.5%        16.5%

  Revenue per occupied sq ft                     4.08         4.14          4.56          4.56         4.56
  Increase from same period prior year          71.5%        38.9%         23.2%         17.1%        17.1%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 23 of the 24  properties in the current portfolio.



                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                              INDUSTRIAL PORTFOLIO
                                               December 31, 1999

            For the Period:                                             1999
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------


Same-Property (1)
  Revenue                                $      2,816  $     2,868  $      3,466  $      3,876  $    13,026
  Operating expenses                              666          754           733           934        3,087
  NOI                                           2,150        2,114         2,733         2,942        9,939
  Growth from same period prior year            -0.7%        -1.6%          2.5%         -4.6%        -1.1%

Combined Total
  Revenue                                $      4,764  $     4,755  $      4,727  $      4,103  $    18,350
  Operating expenses                            1,115        1,142         1,070           934        4,261
  NOI                                           3,650        3,612         3,657         3,169       14,089

Capital expenditure (excludes TI & CLC)  $         21  $        23  $          2  $         35  $        81
Weighted average leaseable sq ft                4,118        3,913         3,954         3,385        3,843
Capital expenditures per leaseable               0.01         0.01          0.00          0.01         0.02
  sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same-Property (1)
  Occupancy                                     97.2%        98.0%         95.6%         99.2%        99.2%

  Average effective rent per occupied            3.48         3.59          4.16          4.00         4.00
    sq ft
  Increase from same period prior year           3.5%         4.6%          6.7%          0.4%         0.4%

  Revenue per occupied sq ft                     3.94         4.11          4.71          4.74         4.74
  Increase from same period prior year          -3.3%         1.0%          5.1%          4.5%         4.5%

Combined Total
  Occupancy                                     97.4%        98.2%         96.4%         99.2%        99.2%

  Average effective rent per occupied            4.01         4.10          4.24          4.17         4.17
    sq ft
  Increase from same period prior year          19.8%        18.5%          8.3%          6.6%         6.6%

  Revenue per occupied sq ft                     4.77         4.84          4.96          4.89         4.89
  Increase from same period prior year          16.9%        16.9%          8.8%          7.3%         7.3%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 23 of the 24  properties in the current portfolio.



                           GLENBOROUGH REALTY TRUST INCORPORATED
                                     INDUSTRIAL PORTFOLIO
                                      December 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                          11,205       48,000             -        46,849      106,054
Average rent per sq ft                           3.50         3.84             -          5.26         4.43

Concessions                                         -            -             -        29,142       29,142
Concessions per sq ft  leased                       -            -             -          0.62         0.27

Tenant improvements (TI) committed             41,648            -             -       225,255      266,903
TI committed per sq ft  leased                   3.72            -             -          4.81         2.52

Capitalized leasing commissions (CLC)           4,706       47,635             -        64,441      116,782
  committed
CLC committed per sq ft  leased                  0.42         0.99             -          1.38         1.10
CLC and TI committed per sq ft  leased           4.14         0.99             -          6.19         3.62

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          66%           67%           78%          78%
Square footage leased                          30,084       55,510         9,075       107,173      201,842
Average rent per sq ft                           3.50         4.69          4.20          4.74         4.52
  Increase in effective rents from               9.9%        10.9%         13.5%         30.2%        10.4%
  renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed                  -       12,163             -         3,000       15,163
TI committed per sq ft  leased                      -         0.22             -          0.03         0.08

Capitalized leasing commissions (CLC)           2,361            -             -             -        2,361
  committed
CLC committed per sq ft  leased                  0.08            -             -             -         0.01
CLC and TI committed per sq ft  leased           0.08         0.22             -          0.03         0.09




                         GLENBOROUGH REALTY TRUST INCORPORATED
                                   INDUSTRIAL PORTFOLIO
                                    December 31, 1999

            For the Period:                                              1999
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------

Square footage leased                          77,951            -        86,350        34,936      199,237
Average rent per sq ft                           3.97            -          5.34          4.73         4.70

Concessions                                    12,849            -         6,336        10,000       29,185
Concessions per sq ft  leased                    0.16            -          0.07          0.29         0.15

Tenant improvements (TI) committed             31,775            -        35,864        79,316      146,955
TI committed per sq ft  leased                   0.41            -          0.42          2.27         0.74

Capitalized leasing commissions (CLC)          61,618            -        79,840        32,004      173,462
  committed
CLC committed per sq ft  leased                  0.79            -          0.92          0.92         0.87
CLC and TI committed per sq ft  leased           1.20            -          1.34          3.19         1.61

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                  48%          56%           53%          100%          52%
Square footage leased                          63,270       39,787       149,250         6,017      258,324
Average rent per sq ft                           5.82         4.52          5.06          4.91         5.16
  Increase in effective rents from               2.9%        -5.0%         19.7%         36.1%        13.4%
  renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed             52,855       36,557        53,191         8,845      151,448
TI committed per sq ft  leased                   0.84         0.92          0.36          1.47         0.59

Capitalized leasing commissions (CLC)          48,090            -        32,565         7,381       88,036
  committed
CLC committed per sq ft  leased                  0.76            -          0.22          1.23         0.34
CLC and TI committed per sq ft  leased           1.60         0.92          0.58          2.70         0.93



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                          RETAIL PORTFOLIO
                                         December 31, 1999

            For the Period:                                              1998
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $      1,999  $     2,717  $      2,483  $      2,803  $    10,003
  Operating expenses                              725          901           832           867        3,326
  NOI                                           1,274        1,816         1,651         1,936        6,677
  Growth from same period prior year             2.1%        18.4%          7.0%          1.0%         7.1%

Combined Total
  Revenue                                $      2,388  $     3,043  $      3,208  $      3,433  $    12,072
  Operating expenses                              865        1,072           948           955        3,840
  NOI                                           1,523        1,971         2,260         2,478        8,231

Capital expenditures (excludes TI and    $         17  $        49  $        113  $        145  $       325
  CLC)
Weighted average leaseable sq ft                  979        1,168         1,235         1,239        1,155
Capital expenditures per leaseable               0.02         0.04          0.09          0.12         0.28
  sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same Property
  Occupancy                                     96.7%        92.7%         93.0%         93.6%        93.6%

  Average effective rent per occupied            8.30         9.27          9.42          9.48         9.48
    sq ft
  Increase from same period prior year           4.6%         1.5%         -2.9%          1.9%         1.9%

  Revenue per occupied sq ft                    10.11        12.63         11.40         13.03        13.03
  Increase from same period prior year          -0.9%         6.3%          1.7%          5.2%         5.2%

Combined Total
  Occupancy                                     96.5%        93.6%         93.3%         93.8%        93.8%

  Average effective rent per occupied            7.80         8.46          8.60          8.75         8.75
    sq ft
  Increase from same period prior year          -3.0%        -6.4%          1.3%          9.6%         9.6%

  Revenue per occupied sq ft                    10.11        11.20         11.14         11.81        11.81
  Increase from same period prior year           5.0%        10.0%         -8.2%          9.7%         9.7%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 10 of the 10 properties in the current portfolio.
(2) Decrease in Revenue per occupied foot from prior quarter is due to a one time retroactive adjustment to
    CAM Income at one property.



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                          RETAIL PORTFOLIO
                                         December 31, 1999

            For the Period:                                              1999
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------
Same Property (1)
  Revenue                                $      2,156  $     2,739  $      2,518  $      2,621  $    10,033
  Operating expenses                              765          805           798           784        3,151
  NOI                                           1,391        1,935         1,720         1,837        6,883
  Growth from same period prior year             9.2%         6.6%          4.2%         -5.1%         3.7%

Combined Total
  Revenue                                $      3,241  $     2,816  $      2,518  $      2,621  $    11,195
  Operating expenses                            1,176          854           798           784        3,613
  NOI                                           2,064        1,962         1,720         1,837        7,582

Capital expenditures (excludes TI and    $         14  $        30  $          9  $         30  $        83
  CLC)
Weighted average leaseable sq ft                1,001          928           928           927          946
Capital expenditures per leaseable               0.01         0.03          0.01          0.03         0.09
  sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same Property
  Occupancy                                     92.2%        91.5%         90.7%         89.8%        89.8%

  Average effective rent per occupied            8.71         9.39          9.57          9.68         9.68
    sq ft
  Increase from same period prior year           4.9%         1.4%          1.5%          2.1%         2.1%

  Revenue per occupied sq ft                    12.36        12.91         11.97         12.59        12.59
  Increase from same period prior year          22.2%         2.2%          5.0%         -3.4% (2)    -3.4%

Combined Total
  Occupancy                                     92.2%        91.5%         90.7%         89.8%        89.8%

  Average effective rent per occupied            9.26         9.39          9.57          9.68         9.68
    sq ft
  Increase from same period prior year          18.7%        11.0%         11.2%         10.6%        10.6%

  Revenue per occupied sq ft                    12.74        12.91         11.97         12.59        12.59
  Increase from same period prior year          26.0%        15.2%          7.5%          6.5%         6.5%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 10 of the 10 properties in the current portfolio.
(2) Decrease in Revenue per occupied foot from prior quarter is due to a one time retroactive adjustment to
    CAM Income at one property.



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                          RETAIL PORTFOLIO
                                         December 31, 1999

            For the Period:                                              1998
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------

Square footage leased                           2,400        2,500         6,010        13,625       24,535
Average rent per sq ft                          13.74        13.40         14.27         12.10        12.92

Concessions                                     5,280        5,400             -        15,031       25,711
Concessions per sq ft  leased                    2.20         2.16             -          1.10         1.05

Tenant improvements (TI) committed                  -          810             -        46,250       47,060
TI committed per sq ft  leased                      -         0.32             -          3.39         1.92

Capitalized leasing commissions (CLC)               -        7,038        13,715        80,516      101,269
  committed
CLC committed per sq ft  leased                     -         2.82          2.28          5.91         4.13
CLC and TI committed per sq ft  leased              -         3.14          2.28          9.30         6.05

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                  46%           5%           42%           54%          30%
Square footage leased                           2,450        1,400         5,125        12,384       21,359
Average rent per sq ft                          12.51        18.17         16.26         15.85        15.72
  Increase in effective rents from              21.2%         5.6%         10.7%         20.7%        14.6%
renewals


Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed                  -            -         1,100        50,578       51,678
TI committed per sq ft  leased                      -            -          0.21          4.08         2.42

Capitalized leasing commissions (CLC)               -        7,632             -             -        7,632
  committed
CLC committed per sq ft  leased                     -         5.45             -             -         0.36
CLC and TI committed per sq ft  leased              -         5.45          0.21          4.08         2.78



                                                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                                                                 RETAIL PORTFOLIO
                                                                                December 31, 1999

            For the Period:                                               1999
                                        --- ----------------------------------------------------------------
                                                                                                        Year
                                               1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                           11,017        7,750         3,768         5,700       28,235
Average rent per sq ft                           15.18        12.09         14.56         14.73        14.16

Concessions                                      3,600        7,919         6,817           937       19,273
Concessions per sq ft  leased                     0.33         1.02          1.81          0.16         0.68

Tenant improvements (TI) committed              19,400       18,500         6,068             -       43,968
TI committed per sq ft  leased                    1.76         2.39          1.61             -         1.56

Capitalized leasing commissions (CLC)           32,656       19,262        14,516           920       67,354
  committed
CLC committed per sq ft  leased                   2.96         2.49          3.85          0.16         2.39
CLC and TI committed per sq ft  leased            4.73         4.87          5.46          0.16         3.94

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                   74%          57%           77%           74%          72%
Square footage leased                           33,585        9,630        21,193        21,215       85,623
Average rent per sq ft                           13.11        14.90         11.26         16.78        13.76
  Increase in effective rents from               18.5%        12.4%         18.8%         33.8%        20.9%
renewals


Concessions                                          -            -             -             -            -
Concessions per sq ft  leased                        -            -             -             -            -

Tenant improvements (TI) committed               3,200       19,776        98,859       120,441      242,276
TI committed per sq ft  leased                    0.10         2.05          4.66          5.68         2.83

Capitalized leasing commissions (CLC)                -            -             -             -            -
  committed
CLC committed per sq ft  leased                      -            -             -             -            -
CLC and TI committed per sq ft  leased            0.10         2.05          4.66          5.68         2.83


                            GLENBOROUGH REALTY TRUST INCORPORATED
                                    MULTIFAMILY PORTFOLIO
                                      December 31, 1999

            For the Period:                                              1998
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $      3,733  $     4,942  $      4,982  $     15,768  $    29,424
  Operating expenses                            1,432        1,950         1,995         6,801       12,178
  NOI                                           2,302        2,992         2,987         8,967       17,247
  Growth from same period prior year            -6.3%         4.2%         10.7%         14.6%         5.8%

Combined Total
  Revenue                                $      3,762  $     4,942  $     16,257  $     16,169  $    41,131
  Operating expenses                            1,466        1,952         7,003         6,929       17,350
  NOI                                           2,296        2,990         9,254         9,241       23,781

  Capital expenditures                   $        120  $       145  $        852  $      1,033  $     2,151
  Weighted average apartment units              2,147        2,662         9,353         9,353        5,879
    owned
  Capital expenditures per apartment               56           55            91           110          366
    unit

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Occupancy                                     95.6%        92.4%         94.3%         93.4%        93.4%

  Average effective base rent per                 602          623           626           616          616
    occupied unit
  Increase from same period prior year           3.1%         2.3%          2.4%          1.1%         1.1%

  Apartment annualized turnover rate            43.2%        44.7%         66.2%         60.7%        67.2%

Combined Total
  Occupancy                                     95.6%        92.4%         94.1%         93.4%        93.4%

  Average effective base rent per                 602          623           614           618          618
    occupied unit
  Increase from prior year                       0.5%         2.2%          0.7%         -0.2% (2)    -0.2%

  Apartment annualized turnover rate            43.2%        44.7%         78.0%         60.9%        67.7%

-----------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 38 properties in the current portfolio.
(2) Reflects acquisition activity.


                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                            MULTIFAMILY PORTFOLIO
                                              December 31, 1999

            For the Period:                                              1999
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Revenue                                $      3,819  $     5,144  $      5,200  $     16,362  $    30,526
  Operating expenses                            1,453        2,022         2,120         7,121       12,716
  NOI                                           2,366        3,122         3,080         9,241       17,809
  Growth from same period prior year             2.8%         4.4%          3.1%          3.1%         3.3%

Combined Total
  Revenue                                $     16,670  $    17,299  $     16,922  $     17,170  $    68,062
  Operating expenses                            7,255        7,400         7,672         8,171       30,498
  NOI                                           9,415        9,899         9,250         8,999       37,563

  Capital expenditures                   $        594  $       675  $        650  $        753  $     2,672
  Weighted average apartment units              9,527        9,612         9,428         9,509        9,519
    owned
  Capital expenditures per apartment               62           70            69            79          280
    unit

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same Property (1)
  Occupancy                                     93.9%        93.3%         95.1%         94.0%        94.0%

  Average effective base rent per                 627          635           635           632          632
    occupied unit
  Increase from same period prior year           4.2%         1.9%          1.4%          2.6%         2.6%

  Apartment annualized turnover rate            63.9%        71.2%         64.4%         63.1%        65.7%

Combined Total
  Occupancy                                     94.2%        92.8%         94.3%         93.2%        93.2%

  Average effective base rent per                 630          634           636           640          640
    occupied unit
  Increase from prior year                       4.7%         1.8%          3.5%          3.6%         3.6%

  Apartment annualized turnover rate            63.4%        74.9%         64.7%         64.7%        64.8%

-----------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 38 properties in the current portfolio.
(2) Reflects acquisition activity.


                               GLENBOROUGH REALTY TRUST INCORPORATED
                                 RECONCILIATION OF PROPERTY INCOME
                                         December 31, 1999
                                           (in thousands)



                                       Office      Office/Flex      Industrial           Retail      Multifamily
                               ---------------  ---------------  --------------  ---------------  ---------------

REVENUES                               29,215            8,311           4,103            2,621           17,170


OPERATING EXPENSES                     10,947            2,222             934              784            8,171
                               ---------------  --------------- ---------------  ---------------  ---------------


NOI                                    18,268            6,089           3,169            1,837            8,999




(1) Other represents internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters and hotels which are not included in property total.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                December 31, 1999
                                  (in thousands)


                                     Property                                  Total
                                        Total          Other (1)            Reported
                               ---------------  -----------------  ------------------

REVENUES                               61,420              1,792              63,212


OPERATING EXPENSES                     23,058            (1,027)              22,031
                               ---------------  -----------------  ------------------


NOI                                    38,362              2,819              41,181




(1) Other represents internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters and hotels which are not included in property total.



                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                       LEASE EXPIRATION SCHEDULE
                                        As of December 31, 1999


                                                2000         2001          2002         2003          2004
------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                   17,976,308    16,060,199   20,504,112     8,082,038   11,944,082
Percent of total annual rent                     16.0%         14.3%        18.3%          7.2%        10.6%

Square footage expiring                        977,686       923,446    1,061,241       417,586      622,923
Percentage of square footage                     16.4%         15.5%        17.8%          7.0%        10.4%

Number of leases                                   234           154          139            74           83
Percentage of number of leases                   29.1%         19.2%        17.3%          9.2%        10.3%

------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                    6,045,549     3,639,727    4,719,999     4,362,001    3,278,028
Percent of total annual rent                     20.8%         12.5%        16.2%         15.0%        11.3%

Square footage expiring                        687,119       485,322      539,674       464,493      373,798
Percentage of square footage                     21.2%         14.9%        16.6%         14.3%        11.5%

Number of leases                                   141            77           68            38           33
Percentage of number of leases                   37.1%         20.3%        17.9%         10.0%         8.7%

------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                      971,276     1,450,392    2,820,190       510,629    6,508,302
Percent of total annual rent                      6.7%          9.9%        19.3%          3.5%        44.6%

Square footage expiring                        195,472       321,069      580,751       118,569    1,692,910
Percentage of square footage                      6.1%         10.0%        18.1%          3.7%        52.9%

Number of leases                                    10            10           19             4           12
Percentage of number of leases                   16.4%         16.4%        31.1%          6.6%        19.7%

------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                    1,133,161     1,104,981      432,616       756,665    1,407,884
Percent of total annual rent                     13.1%         12.8%         5.0%          8.8%        16.3%

Square footage expiring                         81,410        91,157       30,875        60,426      148,628
Percentage of square footage                      9.8%         11.0%         3.7%          7.3%        17.9%

Number of leases                                    42            42           19            21           33
Percentage of number of leases                   21.4%         21.4%         9.7%         10.7%        16.8%

------------------------------------------------------------------------------------------------------------



                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                          LEASE EXPIRATION SCHEDULE
                                           As of December 31, 1999

                                                                                                    2008 and
                                               2005          2006          2007         2008       thereafter
-------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                   12,302,636     5,934,433    7,745,873     1,057,257   10,562,867
Percent of total annual rent                     11.0%          5.3%         6.9%          0.9%         9.4%

Square footage expiring                        676,902       329,059      387,034        53,602      527,233
Percentage of square footage                     11.3%          5.5%         6.5%          0.9%         8.8%

Number of leases                                    28            13           12             4           63
Percentage of number of leases                    3.5%          1.6%         1.5%          0.5%         7.8%

-------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                      672,699     2,045,196    1,749,482       306,348    2,271,885
Percent of total annual rent                      2.3%          7.0%         6.0%          1.1%         7.8%

Square footage expiring                         50,723       181,713      140,911        23,208      300,943
Percentage of square footage                      1.6%          5.6%         4.3%          0.7%         9.3%

Number of leases                                     3             8            3             1            8
Percentage of number of leases                    0.8%          2.1%         0.8%          0.3%         2.1%

-------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                       20,032       227,500       72,506       610,170    1,398,300
Percent of total annual rent                      0.1%          1.6%         0.5%          4.2%         9.6%

Square footage expiring                          3,293        32,500       15,660       129,000      112,921
Percentage of square footage                      0.1%          1.0%         0.5%          4.0%         3.5%

Number of leases                                     1             1            1             1            2
Percentage of number of leases                    1.6%          1.6%         1.6%          1.6%         3.3%

-------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                      791,500       292,118      105,867       395,053    2,215,742
Percent of total annual rent                      9.2%          3.4%         1.2%          4.6%        25.7%

Square footage expiring                         48,808        19,893        9,644        51,061      287,632
Percentage of square footage                      5.9%          2.4%         1.2%          6.2%        34.7%

Number of leases                                    13             4            5             4           13
Percentage of number of leases                    6.6%          2.0%         2.6%          2.0%         6.6%

-------------------------------------------------------------------------------------------------------------

                               GLENBOROUGH REALTY TRUST INCORPORATED
                                     LEASE EXPIRATION SCHEDULE
                                      As of December 31, 1999



                                                  1999          2000         2001          2002         2003          2004
--------------------------------------------------------------------------------------------------------------------------


TOTAL PORTFOLIO

Annual base rent expiring                   26,126,294    22,255,299   28,476,917    13,711,333   23,138,296    13,786,867
Percent of total annual rent                     15.9%         13.5%        17.3%          8.3%        14.1%          8.4%

Square footage expiring                      1,941,687     1,820,994    2,212,541     1,061,074    2,838,259       779,726
Percentage of square footage                     14.6%         13.7%        16.7%          8.0%        21.4%          5.9%

Number of leases                                   427           283          245           137          161            45
Percentage of number of leases                   29.6%         19.6%        17.0%          9.5%        11.2%          3.1%

--------------------------------------------------------------------------------------------------------------------------


Footnote:  Numbers exclude the Corporate headquarters building.


                             GLENBOROUGH REALTY TRUST INCORPORATED
                                   LEASE EXPIRATION SCHEDULE
                                    As of December 31, 1999


                                                                                    2008 and
                                                2005         2006          2007   thereafter
---------------------------------------------------------------------------------------------


TOTAL PORTFOLIO

Annual base rent expiring                  8,499,247    9,673,728     2,368,828   16,448,794
Percent of total annual rent                    5.2%         5.9%          1.4%        10.0%

Square footage expiring                      563,165      553,249       256,871    1,228,729
Percentage of square footage                    4.2%         4.2%          1.9%         9.3%

Number of leases                                  26           21            10           86
Percentage of number of leases                  1.8%         1.5%          0.7%         6.0%

---------------------------------------------------------------------------------------------


Footnote:  Numbers exclude the Corporate headquarters building.



                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized Turnover Rate               The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Companies                   The REIT owns 100% of the non-voting preferred stock of two real estate companies: Glenborough Corporation and Glenborough Hotel Group.
Average Base Rent                      Base rent charged to tenants.
Average Rent per Square Foot           Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                   concessions, TI's and leasing commissions.
Capital Expenditures                   Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                       commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                    Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                      amortized over the lease term.
Cash Available For Distribution        Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                  interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                       CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company' financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company' cash needs.
CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                         All properties owned in the current period.
Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                A group of partnerships for which one of the Associated Companies provides some or all of the following services: asset management, property management, general partner services, and development services.
Debt Coverage Ratio                    EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization    Total notes and mortgages payable divided by total market capitalization.
Dividend Payout Ratio                  The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                       Glenborough Realty Trust Incorporated.
Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                       on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "anagement' Discussion and Analysis of Financial Condition and
                                       Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                       REIT's results of operations and liquidity and should be considered in evaluating a
                                       REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company' operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                        Annualized rents net of concessions.
Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                     Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)             Revenue less Operating Expenses.

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Occupancy                              Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                Leases that have been renewed by current tenants.
Same Property                          Stabilized properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.


